UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2017

Date of reporting period: November 30, 2017

Item 1. Reports to Stockholders.

Tortoise Index Solutions
2017 Annual Report

Table of Contents

Letter to Shareholders	3

TPYP: Fund Focus	5

TBLU: Fund Focus	7

Expense Example	10

Financial Statements	11

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	24

Trustees and Officers	25

Additional Information	26

Sector allocations
		Total assets
Name/Ticker	Primary focus	($000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise North American Pipeline Fund NYSE Arca: TPYP Inception: 6/29/2015	North American pipeline companies	$123,453.3
Name/Ticker	Primary focus	Total assets ($000’s)[1]	By sector breakdown[2]
Tortoise Water Fund BATS: TBLU Inception: 2/14/2017	Water companies	$2,968.9

1 As of 12/31/2017
2 As of 11/30/2017

(unaudited)

2	Tortoise Index Solutions

2017 Annual Report | November 30, 2017

Letter to shareholders

Tortoise North American Pipeline Fund (TPYP), offers access to the broad pipeline universe and the Tortoise Water Fund (TBLU), offers the purest exposure to the water industry. We believe that water is perhaps one of the most essential assets and is an area that we foresee will need continued investment in the years to come. Tortoise creates product solutions that allow investors to participate in the opportunities, innovations and development of these critical and essential assets.

Energy value chain

After three consecutive negative fiscal quarters, the broad energy sector ended on a high note for the fiscal year ending November 30, 2017. The S&P Energy Select Sector® Index, returned 11.3% for the fourth fiscal quarter, bringing the 2017 fiscal year return to -4.1%. A decline in global crude oil inventories, due partially to strong demand, drove performance in the closing fiscal quarter. OPEC and Russia extended the agreement to curtail crude oil production through the year-end 2018, and U.S. producers pointed to 2018 production growth yet with an increased focus on returns. We expect these trends to continue in 2018 as they shape our positive outlook.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, finally turned in a positive fiscal quarter returning 14.9%, bringing the 2017 fiscal year performance to -15.5%. Commodity price volatility and an uncertain 2018 OPEC policy weighed on performance. Crude oil prices opened the fiscal year with West Texas Intermediate (WTI) at $49.44 per barrel before hitting a fiscal year low of $42.31 in June and then ending the fiscal year higher at $57.40 per barrel. OPEC confirmed its 2018 policy, though only at the fiscal year-end after shifting statements throughout the year. Natural gas prices opened the fiscal year at $3.30 per million British thermal units (MMBtu), quickly hit their high of $3.76 on December 7, 2016, sunk to a fiscal year low of $2.44 shortly thereafter and closed the fiscal year at $2.94.

In 2018, we expect crude oil and natural gas production to grow even as producers focus more on capital spending within cash flow. U.S. crude oil production averaged an estimated 9.3 million barrels per day (MMbbl/d)1 in 2017. The 2018 forecast is for 10.3 MMbbl/d. If reached, it would be a record high1. Natural gas production is expected to average 72.6 billion cubic feet per day (bcf/d) in 2017, and 79.3 in 20182 supported by a rise in both natural gas exports and domestic consumption in 2018, per the Energy Information Administration (EIA).

Midstream

Midstream fundamentals remained steady throughout the fiscal year, supported by consistently strong quarterly earnings reports. However, these solid fundamental results did not translate to positive stock performance. Pipeline companies, as measured by the Tortoise North American Pipeline IndexSM, retreated back to negative territory in the final fiscal quarter returning -0.9%, resulting in a fiscal year 2017 return of 2.8%. The Tortoise North American Pipeline Fund seeks to track this index. MLPs, as represented by the Tortoise MLP Index®, didn’t fare as well for the full fiscal year, returning -5.4%, with a fourth fiscal quarter return of -4.0%.

While midstream fundamentals were healthy throughout the year, uncertainty resulted from simplification and incentive distribution rights (IDR) restructuring transactions and the trend towards self-funding. Sometimes these actions also resulted in lower distribution rates. An added boost of certainty did arrive after the close of the fiscal year. President Trump signed tax reform legislation that resulted in lower corporate tax rates, an unchanged definition of qualifying income for MLPs, and improved pass-through rates for partnerships like MLPs.

Performance across pipeline segments varied during the fiscal year. Local gas distribution companies were by far the strongest performers throughout the period as these utilities performed well in a low interest rate environment. While natural gas pipelines had slightly positive performance, all other pipeline segments turned in negative performance for the fiscal year. Our long-term outlook for the midstream sector remains positive as the need for greater pipeline capacity remains. We project capital investments in MLPs, pipelines and related organic projects at approximately $145 billion for 2017 to 2019.

Downstream

Low natural gas prices are making U.S. natural gas exports competitive. For many countries, specifically in Europe and Asia, it is cheaper to import U.S. natural gas than it is to produce domestically. In particular, 2017 was the strongest year for U.S. natural gas exports. According to the EIA, natural gas exports to Mexico were 10% higher on average in 2017 compared to 2016. In 2017, liquefied natural gas (LNG) exports from the U.S. averaged nearly 2 bcf/d. With several additional LNG facilities expected to come online in 2018 and 2019, we believe growth will continue. This creates a significant opportunity for many U.S. companies along the energy value chain, including U.S. natural gas producers, natural gas pipeline operators, as well as LNG facilities operators.

We continue to expect renewables to play an increasing role in electricity generation. U.S. wind electricity generation totaled 81 gigawatts (GW) at the end of 2016. That total is expected to increase to 88 GW and 96 GW by the end of 2017 and 2018, respectively. U.S. solar generation at the end of 2016 was 22 GW. With expected capacity additions, that total is expected to increase to 27 GW by the end of 2017 and to 30 GW by the end of 20181.

(unaudited)

Tortoise Index Solutions	3

Water

The water sector, as measured by the Tortoise Water Index®, extended its positive performance in the 12-month period ending Nov. 30, 2017, returning 22.0%. Plans to increase water infrastructure spending over the next several years continue to create positive momentum in the space. Water equipment and parts providers led the way during the period. Technology-oriented providers continued to outperform as municipalities look for ways to cut costs and increase reliability of existing water infrastructure. Specifically, companies with smart water network/”smart city” solutions, as well as those offering other data analytics and software offerings, have been the best performers in the sector.

Water utilities also generated positive performance as the sub-sector remains focused on expanding and improving water systems across the U.S. through organic and M&A activities. Uncertainty around the timing of the Trump administration’s $1 trillion infrastructure proposal is still weighing on the industry as companies are delaying spending until there is further clarity on the bill. Our long-term outlook for the water sector remains positive as many water projects are still needed to ensure safe and reliable water supply.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships. The Tortoise Water IndexSM is a float-adjusted, modified market capitalization-weighted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM, Tortoise North American Oil and Gas Producers IndexSM and the Tortoise Water IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, January 2018
2 PIRA Natural Gas, December 2017
3 BP

(unaudited)

4	Tortoise Index Solutions

2017 Annual Report | November 30, 2017

Tortoise North American Pipeline Fund

Top ten holdings (as of November 30, 2017)

1.	TransCanada Corporation	7.3%
2.	Enbridge Inc.	7.1%
3.	ONEOK, Inc.	7.1%
4.	Kinder Morgan, Inc.	6.9%
5.	Pembina Pipeline Corporation	6.7%
6.	The Williams Companies, Inc.	6.5%
7.	Atmos Energy Corporation	3.8%
8.	Cheniere Energy, Inc.	3.8%
9.	Enterprise Products Partners L.P.	3.8%
10.	Targa Resources Corp.	3.6%

TPYP key benefits

●	Access to the sizable pipeline network of one of the world’s largest consumers of energy

●	Attractive total return potential in a historically defensive sector

●	Flow-through structure allows for tax-efficient access to the pipeline sector

●	Exposure to Tortoise North American Pipeline IndexSM

	–	Effectively represents the characteristics of the market

	–	A leading benchmark for analysis of the pipeline sector

	–	Proprietary, research-driven and rules-based methodology

	–	Constituent caps to allow for broader representation of the market and investability

Value of $10,000 vs. Tortoise North American Pipeline IndexSM
Since inception on June 29, 2015 through November 30, 2017

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since June 29, 2015 through November 30, 2017. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise Index Solutions	5

Key asset performance drivers

Top five contributors	Company type	Performance driver
Pembina Pipeline Corporation	Midstream crude oil pipeline company	Steady cash flow profile and midstream growth projects
Atmos Energy Corporation	Midstream natural gas local distribution company	Good opportunities to grow rate base
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Regulated pipeline business with visibility to dividend growth
NiSource Inc.	Midstream natural gas local distribution company	Good opportunities to grow rate base
Veresen Inc.	Midstream natural gas pipeline company	Announced acquisition by Pembina Pipeline Corp.

Bottom five contributors	Company type	Performance driver
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Regulatory uncertainty on TransMountain project
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Reduced distribution on weaker supply & logistics outlook
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about equity funding for project backlog
Targa Resources Corp.	Midstream gathering and processing company	Perceived need for equity
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Reduced distribution on weaker supply & logistics outlook

Total returns (as of November 30, 2017)

Ticker	1 year	Since inception (1)	Gross expense ratio
TPYP @ Market	1.89%	0.06%	0.40%
TPYP @ NAV	2.19%	0.09%	0.40%
S&P 500® Index(2)	22.87%	13.36%	—
TNAPT(3)	2.79%	0.71%	—

(1)	Reflects period from fund inception on June 29, 2015 through November 30, 2017.
(2)

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(3)

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

6	Tortoise Index Solutions

2017 Annual Report | November 30, 2017

Tortoise Water Fund

Top ten holdings (as of November 30, 2017)

1.	Pentair PLC	7.6%
2.	A.O. Smith Corporation	7.5%
3.	American Water Works Co., Inc.	7.5%
4.	Aqua America Inc.	7.5%
5.	Xylem, Inc.	7.4%
6.	Cia de Saneamento Basico
	do Estado de Sao Paulo — ADR	6.2%
7.	Calgon Carbon Corporation	4.9%
8.	Aegion Corp.	3.8%
9.	Cantel Medical Corp.	3.8%
10.	Valmont Industries, Inc.	3.5%

TBLU key benefits

●	Provides access to the water infrastructure, management and treatment companies that appear poised to benefit from the expected and much needed investment in rebuilding existing infrastructure, constructing new infrastructure and better managing this vital, but finite resource

●	Flow-through ETF structure provides tax-efficient access to the water sector

●	Purest exposure to the water industry by incorporating a fundamental weighting aspect

●	Continuous liquidity

●	Exposure to the Tortoise Water IndexSM

	–	Proprietary, rules-based, research-driven methodology

	–	Fundamental weighting technique provides significant direct exposure to the water industry

	–	A leading benchmark for analysis of the water sector

	–	Backed by Tortoise’s proprietary fundamental research and index generation process

Value of $10,000 vs. Tortoise Water IndexSM
Since inception on February 14, 2017 through November 30, 2017

This chart illustrates the performance of a hypothetical $10,000 investment made on February 14, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since February 14, 2017 through November 30, 2017. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise Water IndexSM is a float-adjusted, modified market capitalization-weighted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

(unaudited)

Tortoise Index Solutions	7

Key asset performance drivers

Top five contributors	Company type	Performance driver
Xylem, Inc.	Water equipment	Successful integration of Sensus acquisition, which expanded technology offerings, particularly growth into smart meters
A.O. Smith Corporation	Water treatment	Strong sales growth in China and residential water treatment sales
Aqua America Inc.	Water utilities	Continued infrastructure growth through acquisitions and organic projects and a sustained low-interest rate environment
American Water Works Co., Inc.	Water utilities	Continued infrastructure growth through acquisitions and organic projects and a sustained low-interest rate environment
Calgon Carbon Corporation	Water treatment	Acquired by Kuraray Co at a 63% premium to the previous night’s closing price

Bottom five contributors	Company type	Performance driver
Cia de Saneamento Basico do Estado de Sao Paulo	Water utilities	Political instability in the state of Brazil
HD Supply Holdings, Inc.	Water equipment	Divested water infrastructure & equipment distribution business and concerns of lower future revenue growth from AMZN potentially entering hardware distribution space
Mueller Water Products, Inc.	Water equipment	Softness in water distribution and treatment systems sales to utilities – driven by uncertainty around the Trump infrastructure plan
Cadiz Inc.	Irrigation	Faced negative sentiment on proposed water pipeline project
AquaVenture Holdings Limited	Water treatment	Concerns regarding execution of M&A and the potential impact of recent hurricanes to their desalination facilities in the Caribbean

Total returns (as of November 30, 2017)
Ticker	Since inception(1)	Gross expense ratio
TBLU @ Market	20.77%	0.40%
TBLU @ NAV	20.96%	0.40%
S&P 500® Index(2)	15.10%	—
TBLUE(3)	21.46%	—

(1)	Reflects period from fund inception on February 14, 2017 through November 30, 2017.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise Water IndexSM is a float-adjusted, modified market capitalization-weighted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)
8	Tortoise Index Solutions

2017 Annual Report | November 30, 2017

Tortoise North American Pipeline Fund

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Tortoise Water Fund

Investment in the water infrastructure and management industry may significantly affect the value of the shares of the fund. Companies in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation influences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The fund is not actively managed, and therefore the fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. The fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (RIC). To maintain the fund’s qualification for federal income tax treatment as a RIC, the fund must meet certain source-of income, asset diversification and annual distribution requirements. If for any taxable year the fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund.

Cash flow is the total amount of money moving into and out of a business.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund’s holdings, please refer to the Schedule of Investments in this report.

(unaudited)
Tortoise Index Solutions	9

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 – November 30, 2017).

Actual expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise North American Pipeline Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2017 –
	(06/01/2017)	(11/30/2017)	11/30/2017)
Actual(2)	$1,000.00	$1,005.10	$2.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.06	$2.03

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2017 of 0.51%.

Tortoise Water Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2017 –
	(06/01/2017)	(11/30/2017)	11/30/2017)
Actual(2)	$1,000.00	$1,187.30	$2.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.06	$2.03

(1)

Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended November 30, 2017 of 18.73%.

(unaudited)
10	Tortoise Index Solutions

2017 Annual Report | November 30, 2017

Tortoise North American Pipeline Fund
Schedule of Investments
November 30, 2017
	Shares	Fair Value
Common Stock — 80.1%(1)

Canadian Crude Oil Pipelines — 18.7%(1)
Enbridge Inc.	155,429	$5,861,228
Enbridge Income Fund Holdings Inc.	36,770	851,027
Gibson Energy Inc.	44,756	599,452
Inter Pipeline Ltd.	118,097	2,480,664
Kinder Morgan Canada Ltd.	8,913	121,728
Pembina Pipeline Corporation	158,437	5,517,633
		15,431,732
Canadian Local Distribution Company — 0.3%(1)
Valener Inc.	12,122	217,137
Canadian Natural Gas/Natural Gas Liquids Pipelines — 10.7%(1)
AltaGas Ltd.	53,384	1,213,621
Keyera Corp.	58,867	1,659,035
TransCanada Corporation	124,407	5,975,268
		8,847,924
United States Crude Oil Pipelines — 1.8%(1)
Plains GP Holdings, L.P.	48,113	990,647
SemGroup Corp.	20,734	497,616
		1,488,263
United States Local Distribution Companies — 17.3%(1)
Atmos Energy Corporation	33,447	3,086,824
Chesapeake Utilities Corporation	5,063	433,140
New Jersey Resources Corporation	27,151	1,210,935
NiSource Inc.	102,741	2,828,460
Northwest Natural Gas Company	8,976	620,690
ONE Gas, Inc.	16,392	1,299,066
South Jersey Industries, Inc.	24,941	844,502
Southwest Gas Corporation	14,895	1,280,076
Spire Inc.	15,109	1,242,715
WGL Holdings, Inc.	16,036	1,355,683
		14,202,091
United States Natural Gas Gathering/Processing — 10.8%(1)
Antero Midstream GP LP	3,209	56,960
Archrock, Inc.	23,011	218,605
EnLink Midstream, LLC	19,807	330,777
Targa Resources Corp.	67,921	2,947,771
The Williams Companies, Inc.	182,566	5,303,542
		8,857,655
United States Natural Gas/Natural Gas Liquids Pipelines — 20.5%(1)
Cheniere Energy Partners LP Holdings, LLC	12,328	343,458
Cheniere Energy, Inc.(2)	63,751	3,080,449
Kinder Morgan, Inc.	328,166	5,654,300
National Fuel Gas Company	26,794	1,575,487
ONEOK, Inc.	112,569	5,842,331
Tallgrass Energy GP, LP	18,175	410,755
		16,906,780
Total Common Stock
(Cost $65,745,434)		65,951,582

Master Limited Partnerships
and Related Companies — 18.8%(1)

United States Crude Oil Pipelines — 2.4%(1)
Andeavor Logistics LP	7,673	343,443
Blueknight Energy Partners LP	3,015	15,829
Delek Logistics Partners LP	755	22,084
Enbridge Energy Management, LLC(3)	6,852	92,499
Enbridge Energy Partners, L.P.	23,312	340,821
Genesis Energy, L.P.	9,177	197,030
PBF Logistics LP	2,034	40,070
Plains All American Pipeline, L.P.	37,226	725,907
Shell Midstream Partners, L.P.	7,751	209,665
USD Partners LP	1,187	12,048
		1,999,396
United States Natural Gas Gathering/Processing — 4.1%(1)
American Midstream Partners LP	2,979	35,599
Antero Midstream Partners LP	7,667	211,226
Cone Midstream Partners LP	1,616	27,278
DCP Midstream Partners, LP	7,856	276,060
Enable Midstream Partners, LP	3,711	55,591
EnLink Midstream Partners, LP	14,219	227,362
Hess Midstream Partners LP	1,233	26,065
MPLX LP	24,693	885,491
Noble Midstream Partners LP	1,307	64,631
Rice Midstream Partners LP	6,401	133,333
Summit Midstream Partners LP	4,065	77,032
USA Compression Partners LP	2,519	42,772
Western Gas Equity Partners, LP	3,424	122,237
Western Gas Partners LP	8,366	374,964
Williams Partners LP	21,174	777,086
		3,336,727

See accompanying Notes to Financial Statements.
Tortoise Index Solutions	11

Tortoise North American Pipeline Fund
Schedule of Investments (continued)
November 30, 2017
	Shares	Fair Value
United States Natural Gas/Natural Gas Liquids Pipelines — 8.9%(1)
Cheniere Energy Partners, L.P.	3,636	$97,845
Crestwood Equity Partners LP	4,059	97,213
Dominion Midstream Partners, LP	3,627	116,608
Energy Transfer Equity, L.P.	75,174	1,217,819
Energy Transfer Partners, L.P.	93,088	1,546,192
Enterprise Products Partners L.P.	127,869	3,149,414
EQT GP Holdings LP	2,316	59,220
EQT Midstream Partners LP	5,120	351,334
Spectra Energy Partners LP	6,210	254,113
Tallgrass Energy Partners LP	4,070	178,754
TC Pipelines, LP	4,531	230,220
		7,298,732
United States Refined Product Pipelines — 3.4%(1)
Arc Logistics Partners LP	915	15,033
Buckeye Partners, L.P.	12,294	564,663
CrossAmerica Partners LP	1,471	35,392
Global Partners LP	2,270	39,498
Holly Energy Partners, L.P.	3,586	118,732
Magellan Midstream Partners, L.P.	19,856	1,330,352
NuStar Energy L.P.	6,886	200,107
NuStar GP Holdings LLC	2,954	42,981
Phillips 66 Partners LP	3,975	186,269
Sprague Resources LP	882	21,389
Sunoco LP	4,844	142,220
TransMontaigne Partners L.P.	1,122	43,926
Valero Energy Partners LP	1,957	81,333
		2,821,895
Total Master Limited Partnerships
and Related Companies
(Cost $17,055,035)		15,456,750

Short-Term Investment — 1.0%(1)

United States Investment Company — 1.0%(1)
Invesco Government & Agency Portfolio — Institutional Class, 0.98%(4)
(Cost $798,575)	798,575	798,575

Total Investments — 99.9%(1)
(Cost $83,599,044)		82,206,907
Other Assets in Excess of Liabilities, Net — 0.1%(1)		126,962
Total Net Assets — 100.0%(1)		$82,333,869

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(4)	Rate indicated is the current yield as of November 30, 2017.

See accompanying Notes to Financial Statements.
12	Tortoise Index Solutions

2017 Annual Report | November 30, 2017

Tortoise Water Fund
Schedule of Investments
November 30, 2017
	Shares	Fair Value
Common Stock — 99.7%(1)

Brazilian Water Utilities — 6.2%(1)
Cia de Saneamento Basico do
Estado de Sao Paulo — ADR	18,604	$185,482
Canadian Water Management — 0.3%(1)
Pure Technologies Ltd.	2,078	7,506
United Kingdom Water Infrastructure — 7.6%(1)
Pentair PLC	3,209	228,352
United States Energy Efficiency/Smart Grid — 2.6%(1)
Itron, Inc.(2)	1,228	79,144
United States Oilfield Services — 0.6%(1)
Select Energy Services, Inc.(2)	1,106	18,227
United States Water Infrastructure — 32.5%(1)
Advanced Drainage Systems, Inc.	2,019	47,850
Aegion Corp.(2)	4,124	113,946
Artesian Resources Corporation	304	12,871
Energy Recovery Inc.(2)	1,957	21,977
Franklin Electric Co., Inc.	1,718	79,544
HD Supply Holdings, Inc.(2)	2,399	88,715
Middlesex Water Company	597	27,534
Mueller Water Products, Inc.	5,795	72,380
Rexnord Corporation(2)	3,630	90,460
SJW Group	749	51,029
Tetra Tech, Inc.	2,015	100,750
The Gorman-Rupp Company	953	31,382
The York Water Company	469	17,423
Xylem, Inc.	3,193	221,403
		977,264
United States Water Management — 25.9%(1)
A.O. Smith Corporation	3,567	226,219
AquaVenture Holdings Limited(2)	965	14,793
Badger Meter, Inc.	1,062	49,277
Cadiz Inc.(2)	813	11,138
Calgon Carbon Corporation	6,852	148,003
Cantel Medical Corp.	1,076	114,573
Lindsay Corporation	387	36,312
Valmont Industries, Inc.	601	103,853
Watts Water Technologies, Inc.	1,014	75,442
		779,610
United States Water Treatment — 3.0%(1)
Ecolab Inc.	671	91,202
United States Water Utilities — 21.0%(1)
American States Water Company	1,338	77,189
American Water Works Co., Inc.	2,449	224,230
Aqua America Inc.	5,892	223,837
California Water Service Group	1,753	79,937
Connecticut Water Service, Inc.	421	26,654
		631,847
Total Common Stock
(Cost $2,515,823)		2,998,634

Short-Term Investment — 0.2%(1)

United States Investment Company — 0.2%(1)
Invesco Government & Agency Portfolio — Institutional Class, 0.98%(3)
(Cost $4,386)	4,386	4,386

Total Investments — 99.9%(1)
(Cost $2,520,209)		3,003,020
Other Assets in Excess of Liabilities, Net — 0.1%(1)		3,897
Total Net Assets — 100.0%(1)		$3,006,917

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2017.
ADR = American Depositary Receipt

See accompanying Notes to Financial Statements.
Tortoise Index Solutions	13

Statements of Assets & Liabilities
November 30, 2017

	Tortoise
	North American	Tortoise
	Pipeline Fund	Water Fund
Assets:
Investments, at fair value (cost $83,599,044 and $2,520,209, respectively)	$82,206,907	$3,003,020
Cash	970	—
Dividends & interest receivable	140,491	4,483
Receivable for capital shares sold	2,231,510	—
Total assets	84,579,878	3,007,503
Liabilities:
Payable for investment securities purchased	2,221,152	—
Payable to Adviser	24,857	586
Total liabilities	2,246,009	586
Net Assets	$82,333,869	$3,006,917

Net Assets Consist of:
Capital Stock	$86,676,756	$2,500,000
Undistributed (accumulated) net investment income (loss)	(472,302)	5,580
Undistributed (accumulated) net realized gain (loss) on investments	(2,477,131)	18,526
Net unrealized appreciation (depreciation) of investments and translations of foreign currency	(1,393,454)	482,811
Net Assets	$82,333,869	$3,006,917

Net Assets	$82,333,869	$3,006,917
Shares issued and outstanding(1)	3,600,000	100,000
Net asset value, redemption price and offering price per share	$22.87	$30.07

(1) Unlimited shares authorized.

See accompanying Notes to Financial Statements.
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2017 Annual Report | November 30, 2017

Statements of Operations
For the Year Ended November 30, 2017

	Tortoise
	North American	Tortoise
	Pipeline Fund	Water Fund(1)
Investment Income:
Dividends and distributions from common stock	$2,257,979	$30,053
Distributions from master limited partnerships	962,335	—
Less: return of capital on distributions	(1,255,433)	—
Less: foreign taxes withheld	(151,117)	(1,128)
Net dividends and distributions from investments	1,813,764	28,925
Dividends from money market mutual funds	2,209	34
Total investment income	1,815,973	28,959
Expenses:
Advisory fees (See Note 5)	277,160	8,379
Net expenses	277,160	8,379
Net Investment Income	1,538,813	20,580
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency:
Net realized gain on investments, including foreign currency gain (loss)	1,073,391	18,526
Net change in unrealized appreciation (depreciation) of investments and translations of foreign currency	(1,676,270)	482,811
Net Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency	(602,879)	501,337
Net Increase in Net Assets Resulting from Operations	$935,934	$521,917

(1)	Period from February 14, 2017 (inception date of the Fund) to November 30, 2017.

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	15

Statements of Changes in Net Assets

	Tortoise North American		Tortoise
	Pipeline Fund		Water Fund
			Period from
	Year Ended	Year Ended	February 14, 2017(1)
	November 30,	November 30,	to
	2017	2016	November 30, 2017
Operations
Net investment income	$1,538,813	$627,321	$20,580
Net realized gain (loss) on investments, including foreign currency gain (loss)	1,073,391	(844,804)	18,526
Net change in unrealized appreciation (depreciation) of investments and translations of foreign currency	(1,676,270)	5,633,341	482,811
Net increase in net assets resulting from operations	935,934	5,415,858	521,917
Capital Share Transactions
Proceeds from shares sold	52,736,255	20,150,040	2,500,000
Payments for shares redeemed	(13,020,375)	(991,280)	—
Net increase in net assets resulting from capital share transactions	39,715,880	19,158,760	2,500,000
Distributions to Shareholders
From net investment income	(1,629,761)	(739,919)	(15,000)
From net realized gains	—	—	—
From return of capital	(820,939)	(266,431)	—
Total distributions to shareholders	(2,450,700)	(1,006,350)	(15,000)
Total Increase in Net Assets	38,201,114	23,568,268	3,006,917
Net Assets
Beginning of period	44,132,755	20,564,487	—
End of period	$82,333,869	$44,132,755	$3,006,917
Undistributed (accumulated) net investment income (loss), end of period	$(472,302)	$(86,765)	$5,580
Transactions in Shares
Shares sold	2,250,000	900,000	100,000
Shares redeemed	(550,000)	(50,000)	—
Net increase	1,700,000	850,000	100,000

(1)	Inception date of the fund.

See accompanying Notes to Financial Statements.

16	Tortoise Index Solutions

2017 Annual Report | November 30, 2017

Tortoise North American Pipeline Fund
Financial Highlights

			Period from
	Year Ended	Year Ended	June 29, 2015(1)
	November 30,	November 30,	to
	2017	2016	November 30, 2015
Per Common Share Data(2)
Net asset value, beginning of period	$23.23	$19.59	$25.00
Investment operations:
Net investment income(3)	0.64	0.67	0.24
Net realized and unrealized gain (loss) on investments and translations of foreign currency(3)	(0.13)	3.85	(5.43)
Total from investment operations	0.51	4.52	(5.19)
Less distributions from:
Net investment income	(0.58)	(0.65)	(0.22)
Net realized gains	—	—	—
Return of capital	(0.29)	(0.23)	—
Total distributions	(0.87)	(0.88)	(0.22)
Net asset value, end of period	$22.87	$23.23	$19.59
Total Return(4)	2.19%	23.84%	(20.81)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$82,334	$44,133	$20,564
Ratios to average net assets:
Expenses(5)	0.40%	0.50%	0.70%
Net investment income(5)	2.22%	2.40%	2.68%
Portfolio turnover rate(4)	18%	28%	17%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)

The per common share data for the year ended November 30, 2016 and the period from June 29, 2015 to November 30, 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	17

Tortoise Water Fund
Financial Highlights

Period from
February 14, 2017(1)
to
November 30, 2017
Per Common Share Data(2)
Net asset value, beginning of period	$25.00
Investment operations:
Net investment income	0.21
Net realized and unrealized gain on investments and translations of foreign currency	5.01
Total from investment operations	5.22
Less distributions from:
Net investment income	(0.15)
Net realized gains	—
Total distributions	(0.15)
Net asset value, end of period	$30.07
Total Return(3)	20.96%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$3,007
Ratios to average net assets:
Expenses(4)	0.40%
Net investment income(4)	0.98%
Portfolio turnover rate(3)	22%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized.
(4)	Annualized.

See accompanying Notes to Financial Statements.

18	Tortoise Index Solutions

2017 Annual Report | November 30, 2017

Notes to Financial Statements
November 30, 2017

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise North American Pipeline Fund (the “North American Pipeline Fund”) and Tortoise Water Fund (the “Water Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the North American Pipeline Fund seeks investment results that correspond generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “North American Pipeline Index”). The Fund commenced operations on June 29, 2015.

The investment objective of the Water Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Water IndexSM (the “Water Index”). The Fund commenced operations on February 14, 2017.

Shares of the North American Pipeline Fund are listed and traded on the NYSE Arca, Inc. (the “NYSE”) and shares of the Water Fund are listed and traded on BATS Exchange, Inc. (“BATS”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for each Fund is $500, which is payable by the Advisor. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions. Variable fees received by the Funds are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of November 30, 2017, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2017, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Tortoise Index Solutions	19

Notes to Financial Statements (continued)

Securities Transactions, Income and Distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the year ended November 30, 2017, the North American Fund reallocated the amount of 2016 investment income and return of capital it recognized based on the 2016 tax reporting information received from investments. This reclassification amounted to an decrease in accumulated net investment loss of approximately $1,564 or $0.001 per share, a decrease in accumulated net realized loss of approximately $3 or $0.000 per share and an increase in unrealized appreciation of investments of approximately $1,567 or $0.001 per share.

The Funds will make distributions of net investment income, if any, quarterly. The Funds will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

For the period ended November 30, 2017, the following reclassifications were made:

	Accumulated Net	Accumulated Net
Fund	Investment Income	Realized Gain (Loss)	Paid-in Capital
North American Pipeline Fund	$(294,589)	$(2,361,711)	$2,656,300
Water Fund	—	—	—

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Valuation — The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The North American Pipeline Fund’s shares will not be priced on the days on which the NYSE is closed for trading and the Water Fund’s shares will not be priced on the days on which BATS is closed for trading. The offering and redemption price per share for the Funds are equal to the Funds’ net asset value per share.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

Regulatory Update — In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017. The Funds adopted the amendments to Regulation S-X during the year ended November 30, 2017. There was no impact to the Funds’ financial statements related to the adoption of the amendments to Regulation S-X.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

20	Tortoise Index Solutions

2017 Annual Report | November 30, 2017

Notes to Financial Statements (continued)

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of November 30, 2017:

North American Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$65,951,582	$—	$—	$65,951,582
Master limited partnerships and related companies	15,456,750	—	—	15,456,750
Short-term investment	798,575	—	—	798,575
Total investments in securities	$82,206,907	$—	$—	$82,206,907

Water Fund	Level 1	Level 2	Level 3	Total
Common stock	$2,998,634	$—	$—	$2,998,634
Short-term investment	4,386	—	—	4,386
Total investments in securities	$3,003,020	$—	$—	$3,003,020

Refer to each Fund’s Schedule of Investments for additional industry information. The Funds utilize the end of the reporting period method for determining transfers between levels. During the period ended November 30, 2017, the Funds recognized no transfers between levels. The Funds did not invest in any Level 3 investments.

4. Concentration Risk

Because the North American Pipeline Fund’s assets are concentrated in the energy pipeline industry and the Water Fund’s assets are concentrated in the water industry, the Funds are subject to loss due to adverse occurrences that may affect those industries. Funds that primarily invest in a particular industry may experience greater volatility than funds investing in a broad range of industries.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Index Solutions, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.40% of each Fund’s average daily net assets. The Adviser bears the cost of all advisor and non-advisory services required to operate each Fund.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Funds’ custodian, transfer agent and accountants. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust was an interested person of the Distributor until resigning from the Distributor’s Board on September 21, 2017. Prior to March 21, 2017, Foreside Fund Services, LLC was the principal underwriter for the North American Pipeline Fund.

Tortoise Index Solutions	21

Notes to Financial Statements (continued)

6. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities, short-term investments and in-kind transactions, by each Fund for the period ended November 30, 2017, were as follows:

	Purchases	Sales
North American Pipeline Fund	$12,620,980	$13,079,089
Water Fund	551,824	522,855

For the period ended November 30, 2017, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
North American Pipeline Fund	$52,689,509	$12,991,833
Water Fund	2,468,328	—

During the period ended November 30, 2017 the North American Pipeline Fund realized $2,840,561 in net capital gains resulting from in-kind redemptions.

7. Federal Tax Information

As of November 30, 2017, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	North American
	Pipeline Fund	Water Fund
Cost of investments	$84,959,480	$2,520,455
Gross unrealized appreciation	3,473,195	508,687
Gross unrealized depreciation	(7,056,192)	(26,122)
Net unrealized depreciation	(3,582,997)	482,565
Undistributed ordinary income	—	24,352
Undistributed long-term capital gain	—	—
Total distributable earnings	—	24,352
Other accumulated losses	(759,890)	—
Total accumulated gains (losses)	$(4,342,887)	$506,917

The difference between book and tax-basis cost is attributable primarily to wash sales and master limited partnership (“MLP”) adjustments.

As of November 30, 2017, the North American Pipeline Fund had a short-term capital loss carryforward of $396,795 and a long-term capital loss carryforward of $363,095 which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the North American Pipeline Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2017 tax reporting information from the individual MLPs. During the year ended November 30, 2017, the North American Pipeline Fund utilized $22,205 of prior year capital loss carryover.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year qualified late year ordinary losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, November 30, 2017. The fund did not defer any late year ordinary losses for the taxable year ended November 30, 2017.

22	Tortoise Index Solutions

2017 Annual Report | November 30, 2017

Notes to Financial Statements (continued)

During the period ended November 30, 2017, the Funds paid the following distributions to shareholders:

	North American
	Pipeline Fund	Water Fund
Ordinary income*	$1,629,761	$15,000
Long-term capital gains**	—	—
Return of capital	820,939	—
Total distributions	$2,450,700	$15,000

During the year ended November 30, 2016, the North American Pipeline Fund paid the following distributions to shareholders:

Ordinary income*	$739,919
Long-term capital gains**	—
Return of capital	266,431
Total distributions	$1,006,350

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

8. North American Pipeline Fund Reorganization

The North American Pipeline Fund acquired the assets and liabilities of a series of Montage Managers Trust, a registered open-end investment management company (the “Predecessor Fund”) in a tax-free reorganization effective March 21, 2017 pursuant to a plan of reorganization approved by shareholders on March 14, 2017. On the date of the reorganization, the final net asset value of the Predecessor Fund was deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights reflect the operations of the predecessor Fund for periods prior to the reorganization date. As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of the reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of reorganization. The net assets, fair value of investments, and net unrealized appreciation of the Predecessor Fund at the time of reorganization were $70,185,640, $69,534,064, and $2,121,437, respectively. At the date of reorganization, there were a total of 2,950,000 shares outstanding.

Assuming the acquisition had been completed on December 1, 2016, the beginning of the fiscal reporting period of the Predecessor Fund, the pro forma results of operations for the year ended November 30, 2016, are as follows:

– Accumulated net investment loss: $ (86,765)
– Accumulated net realized loss on investments: $ (1,188,811)
– Net unrealized appreciation of investments and translations of foreign currency: $ 282,816

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Predecessor Fund that have been included in the North American Pipeline Fund’s Statement of Operations since March 21, 2017.

For financial reporting purposes, assets received and shares issued by the North American Pipeline Fund were recorded at fair value. However, the cost basis of the investments being received from the Predecessor Fund were carried forward to align ongoing reporting of the North American Pipeline Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

9. Subsequent Events

On December 21, 2017, the Funds held a special shareholder meeting to consider a vote on a new investment advisory agreement between each Fund and its investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”). Each Fund’s shareholders voted to approve the new investment advisory agreement between the Fund and the Adviser. The current investment advisory agreement for each Fund will terminate upon the closing of the proposed change in ownership of the parent company of the Adviser (the “Transaction”) which is expected to occur by the end of the first calendar quarter of 2018. The proposed new investment advisory agreement for each Fund is substantially identical to its current investment advisory agreement, except for the effective dates and the termination dates, and would simply continue the relationship between each Fund and the Adviser. The Transaction is not expected to result in any change in the day-to-day portfolio management, investment objectives and policies or investment processes of the Funds.

On December 27, 2017, the North American Pipeline Fund paid an income distribution to shareholders in the amount of $855,975 or $0.1695 per share.

On December 27, 2017, the Water Fund paid an income distribution to shareholders in the amount of $5,608, or $0.05608 per share and a capital gains distribution of $18,772, or $0.18772 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Index Solutions	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Tortoise North American Pipeline Fund
Tortoise Water Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Tortoise North American Pipeline Fund and Tortoise Water Fund (two of the portfolios constituting the Managed Portfolio Series (the “Funds”)) as of November 30, 2017, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods or years indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise North American Pipeline Fund and Tortoise Water Fund at November 30, 2017, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods or years indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
January 25, 2018

24	Tortoise Index Solutions

2017 Annual Report | November 30, 2017

Trustees & Officers (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	36	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (21 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	36	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (21 Portfolios) (2012-Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee	Indefinite Term; Since April 2011	36	Founder and Managing Partner, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (11 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	36	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Secretary	Indefinite Term; Since November 2017	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godrey & Kahn S.C. (2012-2016)	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Doug Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

*

Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter until resigning from the Distributor’s Board on September 21, 2017.

Tortoise Index Solutions	25

Additional Information (unaudited)

Availability of Fund Portfolio Information

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

Availability of Proxy Voting Information

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, available (1) without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended November 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% and 70.94% for the North American Pipeline Fund and the Water Fund, respectively.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2017 was 58.96% and 48.79% for the North American Pipeline Fund and the Water Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 0% and 0% for the North American Pipeline Fund and the Water Fund, respectively.

Frequency Distribution of Premiums and Discounts

Information regarding how often shares of the Funds trades on the Exchange at a price about (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds are is available, free of charge, on the Funds’ website at etp.tortoiseindexsolutions.com.

Results of Special Shareholder Meeting

All Fund shareholders of record at the close of business on October 17, 2017, were entitled to vote. As of the record date the North American Pipeline Fund had 2,900,000 shares outstanding and the Water Fund had 100,000 shares outstanding. Of the 1,476,475 North American Pipeline Fund shares present in person or by Proxy at the meeting December 21, 2017: 1,362,655 shares or 92.29% voted in favor of the proposals, 17,842 voted against and 30,138 shares abstained from voting. Of the 53,135 Water Fund shares present in person or by Proxy at the meeting December 21, 2017: 43,936 shares or 82.69% voted in favor of the proposals, 0 voted against and 9,199 shares abstained from voting. Accordingly, the proposals were approved.

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires us to have in order to conduct our business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law.

The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the your financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

With respect to the Funds, issues and redemptions of their shares at net asset value (“NAV”) occur only in large aggregations of a specified number of shares (e.g., 50,000) called “Creation Units.” Only Authorized Participants (“APs”) may acquire shares directly from an ETF, and only APs may tender their ETF shares for redemption directly to the ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Funds’ distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units.

Because of this structure, the Funds do not have any information regarding any “consumers” as defined in Rule 3 of Regulation S-P with respect to any ETFs, and consequently are not required by Regulation S-P to deliver a notice of the Funds’ privacy policy to any ETF shareholders.

26	Tortoise Index Solutions

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Index Solutions, LLC
11550 Ash Street, Suite 300
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street
Suite 2600
Philadelphia, PA 19103-7096

844-TR-INDEX
(844-874-6339)

This report should be accompanied or preceded
by a prospectus.

The Fund’s Statement of Additional Information
contains additional information about the Fund’s
trustees and is available without charge upon request
by calling 1-844-TR-INDEX or 1-844-874-6339.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseindexsolutions.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2017 and November 30, 2016, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	$138,100	$116,500
Audit-Related Fees	$0	$0
Tax Fees	$85,710	$54,900
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2017	FYE 11/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$470,680	$143,300

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 5, 2018

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	February 5, 2018

* Print the name and title of each signing officer under his or her signature.